                                                                   EXHIBIT 10.13

                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT dated as of September 9, 1994 (this "Agreement") is made by and between each of the persons named in Schedule 1 hereto (such persons are hereinafter referred to individually as a "Pledgor" and collectively as "Pledgors") and the Resolution Trust Corporation, organized and existing under the laws of the United States, in its corporate capacity (in such capacity, the "Secured Party" or the "Corporation").

                                   RECITALS
                                   --------

     WHEREAS, pursuant to Section 5(d) of the Home Owners' Loan Act, as amended (the "HOLA"), 12 U.S.C. Section 1464(d), the Office of Thrift Supervision ("OTS") has closed Western Federal Savings Bank, (the "Failed Association") and has appointed the Resolution Trust Corporation as receiver of the Failed Association (the "Receiver");

     WHEREAS, the Receiver has determined pursuant to Section 11(d) (2) (G) of the Federal Deposit Insurance Act, as amended (the "FDIA"), 12 U.S.C. Section 1821{d)(2)(G), that it is appropriate and necessary to transfer certain assets and liabilities of the Failed Association to the Assuming Institution;

     WHEREAS, the Parties intend that such transfer be made on the terms and conditions set forth in the "RTC Standard Purchase and Assumption Terms and Conditions (IOTA version dated December 25, 1993) (the "Standard Terms");

     WHEREAS, the Corporation has adopted the Minority Capital Assistance Program which has been established statutorily in the Federal Home Loan Bank Act, as amended (the "FHLBA"), 12 U.S.C. 1441a(u) and has implemented policies, procedures and rules regarding minority preference resolutions which permits the Corporation to provide interim capital assistance to Minority Institutions in order to preserve the ownership characteristics and increase the number of such institutions whenever practical;

     WHEREAS, application has been made to the Corporation to provide interim capital assistance to the Pledgors in connection with the resolution of the Failed Association and, in that connection, the Pledgors have executed and delivered to the Corporation an Application for Interim Capital Assistance dated August 29, 1994 (the "Application");

     WHEREAS, the Pledgors have represented that they are "Minorities" and that the Assuming Institution is a "Minority Institution" as those terms are defined in Sections 21A(s) and 21A(u) of the Federal Home Loan Bank Act, 12 U.S.C. 1441a(s) and (u), of the FHLBA, as amended, 12 U.S.C. Sections 1441a(s) and
(u);

     WHEREAS, the Corporation has agreed to provide interim capital assistance to the Pledgors for the sole purpose of facilitating the resolution of the Failed Association on the terms and conditions set forth in this Agreement; and

     WHEREAS, as a condition to receipt of Interim Capital Assistance, the Pledgors have agreed to pledge to the Corporation 100% of issued and outstanding shares of capital stock of the Assuming Institution and any Additional Collateral as may be hereinafter acquired.

     NOW, THEREFORE, in consideration of the premises and to induce the Corporation to provide such interim capital assistance, it is hereby agreed as follows:

     1.  Defined Terms.
         -------------

         Except as otherwise provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Interim Capital Assistance Agreement of even date herewith, by and among the Assuming Institution, the Corporation and the Shareholder[s] (the "Interim Capital Assistance Agreement") (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

     (a) "Additional Collateral" means, for each Pledgor, all additional shares
          ---------------------
of capital stock of the Assuming Institution hereinafter acquired in any manner by such Pledgor, all options or other rights to acquire the same, and all dividends and distributions (whether of cash, securities or other property) received or receivable with respect to the Pledged Shares or Qualifying Shares of such Pledgor or such additional shares of such Pledgor or in exchange therefor, and any and all proceeds of the Pledged Shares of such Pledgor and of the foregoing, provided that, nothing in this Agreement is intended to, or shall be construed to, prohibit or restrict the payment of dividends used by the Shareholder[s] exclusively for the payment of principal or interest on the Promissory Note.

          (b) "Assistance Documents" shall mean the Interim Capital Agreement,
               --------------------
the Promissory Note, this Agreement and any other document or agreement now or hereafter delivered in connection herewith or therewith.

          (c) "Assuming Institution" shall mean Pan American Bank, FSB, an
               --------------------
insured depository institution within the meaning of the FDIA, organized and existing as a federal savings bank with its principal place of business at San Mateo, California.

          (d) "Event of Default" shall have the meaning set forth in Section 5
               ----------------
of the Interim Capital Assistance Agreement.

          (e) "Failed Association" shall mean Western Federal Savings Bank,
               ------------------
formerly a federal savings association under the HOLA, as amended, 12 U.S.C.
Section 1461, et seq., and having its principal place of business in Marina Del
              ------
Ray, California, which was closed pursuant to Order No. ____________ of the OTS.

          (f) "Minority" shall have the meaning as statutorily set forth in
               --------
Section 21A(s)(2)(C) of the FHLBA, 12 U.S.C. 1441a(s) (2)(C).

INSERT ALTERNATIVE A OR B AS APPLICABLE

          (g) "Pledged Shares" shall mean 100% of the issued and outstanding
               --------------
shares of capital stock of the Assuming Institution, as more specifically described in Schedule 2 hereto.

          (h) "Promissory Note" shall mean the promissory note (attached as
               ---------------
Exhibit A to the Interim Capital Assistance Agreement of even date herewith and incorporated herein by reference) made by each Shareholder of the Assuming Institution.

          (i) "Purchase and Assumption Agreement" shall mean the Purchase and
               ---------------------------------
Assumption Agreement, of even date herewith, by and between the Resolution Trust Corporation as receiver of the Failed Association and the Assuming Institution.

          (j) "Receiver" shall have the meaning as set forth in the Purchase and
               --------
Assumption Agreement.

          (k) "Qualifying Shares" means, for each Pledgor who is also a director
               -----------------
of the Assuming Institution, the number of shares of capital stock of the Assuming Institution owned by such Pledgor which are the minimum number of shares required to be owned by such Pledgor (pursuant to any applicable federal and/or state statutes and regulations, including 12 U.S.C. Section 72) which are more fully described in Schedule 3 hereto.

          (l) "Secured Obligations" shall have the meaning set forth in Section
               -------------------
3 hereof.

     2.   Pledge of Pledged Collateral.
          ----------------------------

          (a) As security for the payment and performance of the Secured Obligations, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each Pledgor hereby grants to the Corporation a security interest in all of the following (collectively, the "Pledged Collateral"):

              (i) the Pledged Shares of such Pledgor and the stock certificates representing such Pledged Shares; and

               (ii) the Additional Collateral of such Pledgor and the stock certificates representing such Additional Collateral.

          (b) Each Pledgor hereby agrees to deliver, at the time of execution of this Agreement, all stock certificates representing the Pledged Shares of such Pledgor to the Corporation, together with such Pledgor's endorsement or appropriate stock powers duly executed in blank, in each case with signatures guaranteed.

          (c) Subject to the provisions of Section 8(a) hereof, if any Pledgor shall become entitled to receive or shall receive any items of Additional Collateral, such Pledgor shall accept any such items, and shall hold them in trust for the Corporation, and shall promptly (and in any event within three (3) Business Days) deliver all items of Additional Collateral forthwith to the Corporation in the exact form received, together with such Pledgor's endorsement or with appropriate stock powers duly executed in blank, in each case with signatures guaranteed, to be held by the Corporation subject to the terms hereof as part of the Pledged Collateral. Each such Pledgor shall also, upon obtaining any additional shares of capital stock of the Assuming Institution which are not Pledged Shares, promptly (and in any event within three (3) Business Days) deliver to the Corporation a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule 4 hereto and incorporated herein by reference (a "Pledge Amendment"), with respect to such shares. Each Pledgor hereby authorizes the RTC to attach any such Pledge Amendment to this Agreement and agrees that all shares listed on any Pledge Amendment delivered to the RTC shall for all purposes hereunder be considered Pledged Collateral.

     3.   Security for Obligations. This Agreement secures, and the Pledged
          ------------------------
Collateral is security for, the payment and performance of (a) all indebtedness and other obligations of the Pledgors now or hereafter existing under the Interim Capital Assistance Agreement, the Promissory Note, all other Assistance Documents to which any Pledgors is a party, and all other documents now or hereafter delivered in connection therewith, whether due or not due, absolute or contingent, liquidated or unliquidated, and (b) all indebtedness and other obligations now or hereafter existing of the Pledgors under this Agreement and all other documents now or hereafter delivered in connection herewith (collectively, the "Secured Obligations").

     4.   Pledgor's Waivers.
          -----------------

          (a) Each Pledgor waives and agrees not to assert (i) each of the following rights to require the Corporation (A) to proceed against any other Pledgor or guarantor or any other Person, (B) to proceed against or exhaust any of the Pledged Collateral or any other security held for the Secured Obligations, (C) to give notice of the terms, time and place of any public or private sale of the Pledged Collateral or any other security held for the Secured Obligations, and (D) to comply with any other provisions of Section 9-504 of the Uniform Commercial Code (or any equivalent provision of any other applicable law); provided however, that the Corporation shall endeavor to give
                 -------- -------
notice to each Pledgor of the terms, time and place of any sale of any Collateral Pledged or any other security held for the Secured Obligations, (ii) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Secured Obligations, (iii) any defense arising by reason of any lack of authority or any other defense of such Pledgor or any other Person, and (iv) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Pledgor or the right of such Pledgor to proceed against any other Pledgor or other obligor of the Secured Obligations for reimbursement. Each Pledgor assumes responsibility for keeping informed of the financial condition of the Assuming Institution and agrees that the Corporation has no obligation to keep such Pledgor so informed.

          (b) Each Pledgor waives any and all notice of the acceptance of this Stock Pledge Agreement, and any and all notice of (i) the creation, renewal, modification, extension or accrual of the Secured Obligations, (ii) the reliance by the Corporation upon this Stock Pledge Agreement, or (iii) the exercise of any right, power or privilege hereunder. The Secured Obligations shall conclusively be deemed to have been created, contracted, incurred and permitted to exist in reliance upon this Stock Pledge Agreement. Each Pledgor waives presentment, protest, demand for payment, and notice of default, dishonor, protest, or nonpayment and all other notices to, or upon such Pledgor or any other Person with respect to the Secured Obligations.

          (c) The obligations of each Pledgor hereunder are independent of the obligations of any other Pledgor and upon the occurrence, and during the continuance of any Event of Default, a separate action or actions may be brought against any one or more of such Pledgors, whether or not any other Pledgor is joined therein or a separate action or actions are brought against any other Pledgor.

          (d) Until satisfaction of the Secured Obligations in full, no Pledgor shall have any right of subrogation with respect to the Secured Obligations.

          (e) The obligations of each Pledgor hereunder shall be irrevocable, absolute and unconditional, irrespective of the genuineness, legality, validity, regularity or enforceability of any Assistance Documents or of any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and shall not be subject to any counterclaim, set-off, deduction or defense which any such Pledgor may have against the Receiver or the Corporation.

          (f) Each Pledgor hereby consents and agrees that, without notice to, or further assent from, such Pledgor:

               (i) the principal amount of the Secured Obligations may be increased or decreased and additional indebtedness or obligations of any Pledgor under the Assistance Documents may be incurred, in accordance with any Assistance Document, or by an amendment, modification or renewal of any Assistance Document or otherwise;

               (ii) the time, manner, place or terms of any payment under any Assistance Document may be extended or changed, including by an increase or decrease in the interest rate on any Secured Obligation or any other amount payable under any Assistance Document, in accordance with any Assistance Document, or by an amendment, modification or renewal of such Assistance Document or otherwise;

               (iii) any action may be taken under or with respect to any Assistance Document in the exercise of any right, remedy, power or privilege therein contained (including, without limitation, the acceleration of the maturity of the Promissory Note) or otherwise, or such right, remedy, power or privilege may be waived, omitted or not enforced;

               (iv) the time for any Pledgor's performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Assistance Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Corporation may deem proper;

               (v) the Corporation may discharge or release, in whole or in part, any other Pledgor or other guarantor or any other person liable for the payment and performance of all or any part of the Secured Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Pledged Collateral, nor shall the Corporation be liable to such Pledgor for any failure to collect or enforce payment of the Secured Obligations or to realize on the other Pledged Collateral therefor;

               (vi) in addition to the Pledged Collateral, the Corporation may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Secured Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; and

               (vii) the Corporation may exercise or refrain from exercising any right, remedy or power (including, without limitation, any power of sale) granted by any Assistance Document or other security document or agreement, in law or in equity or otherwise, with respect to the Secured Obligations or any of the Pledged Collateral or other security or lien (legal or equitable) held, given or intended to be given therefor; all as the Corporation may deem advisable, and all without impairing, abridging, releasing or affecting this Stock Pledge Agreement.

          5.   Continuing Obligation.
               ---------------------

     This Stock Pledge Agreement shall continue in effect and be binding upon each Pledgor until satisfaction of the Secured Obligations in full. This Stock Pledge Agreement shall be automatically reinstated if, for any reason, any payment by or on behalf of the Pledgors shall be rescinded or must otherwise be restored, whether as a result of proceedings in bankruptcy or reorganization or otherwise.

          6.   Representations and Warranties.
               ------------------------------

     In addition to the representations and warranties of each Pledgor set forth in the other Assistance Documents, which are incorporated herein by this reference, each Pledgor hereby represents and warrants to the Corporation that:

               (a) The Pledged Shares and the Qualifying Shares of such Pledgor constitute 100% issued and outstanding shares of capital stock owned or controlled by such Pledgor, and all of such

Pledged Shares and Qualifying Shares are validly issued, fully paid and nonassessable;

               (b) No securities convertible into or exchangeable for any shares of capital stock of the Assuming Institution, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock of the Assuming Institution, are issued and outstanding;

               (c) Such Pledgor is the record and beneficial owner of the Pledged Shares of such Pledgor, and will be the record and beneficial owner of any Additional Collateral of such Pledgor upon acquisition thereof by such Pledgor, free and clear of all Liens, except those created in favor of the Corporation hereunder;

               (d) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to the Corporation as provided herein;

               (e) None of the Pledged Shares of such Pledgor has been transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject;

               (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required to be made or obtained by such Pledgor either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Stock Pledge Agreement or for the execution, delivery or performance of this Stock Pledge Agreement by such Pledgor, or (ii) for the exercise by the Corporation of the voting or other rights provided for in this Stock Pledge Agreement or the remedies with respect to the Pledged Collateral pursuant to this Stock Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

               (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Stock Pledge Agreement will create a valid perfected first priority Lien on the Pledged Collateral pledged by such Pledgor and the proceeds thereof, securing the Secured Obligations; and

               (h) This Stock Pledge Agreement has been duly executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

     The representations and warranties set forth in this Section 6 shall survive the execution and delivery of this Stock Pledge Agreement.

          7.   Covenants.
               ---------

     In addition to the covenants of each Pledgor set forth in the other Assistance Documents to which it is a party, which covenants are incorporated herein by this reference, each Pledgor hereby covenants and agrees:

               (a) At its own expense, to appear in and defend any action or proceeding which purports to affect title to the Pledged Collateral pledged by such Pledgor or the Lien in favor of the Corporation therein.

               (b) (i) Not to sell, convey, transfer, assign or otherwise dispose of the Pledged Collateral pledged by such Pledgor or any right, title or interest therein other than pursuant hereto, (ii) not to create, incur or permit to exist any Lien on the Pledged Collateral pledged by such Pledgor, other than the Lien in favor of the Corporation created by this Agreement, and
(iii) not to consent to or approve the issuance to any person of any additional shares of any class of capital stock of the Assuming Institution, any securities convertible into or exchangeable for any such shares or any warrants, options or other rights to purchase or otherwise acquire any such shares.

               (c) Upon the written request of the Corporation, from time to time to execute, acknowledge and deliver, and file and record, all such instruments, including without limitation Uniform Commercial Code financing statements, and take all such other action, as is reasonably necessary to carry out the purposes of this Agreement.

               (d) To maintain at all times ownership of all of the Pledged Shares owned by such Pledgor as of the date hereof.

               (e) (i) To execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Corporation shall deem necessary or appropriate to effectuate the purposes of the Assistance Documents to which such Pledgor is a party, (ii) promptly obtain from time to time and maintain in full force and effect at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable the Pledgor to comply with its obligations under the Assistance Documents to which it is a party and all other documents made and delivered, or to be made and delivered, pursuant thereto, and (iii) promptly provide the Corporation with evidence of the foregoing satisfactory in form and substance to the Corporation.

               8.    Administration of the Pledged Collateral.
                     ----------------------------------------

                     (a) As long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral pledged by it or any part thereof for all purposes not inconsistent with the provisions of this
Agreement, the Interim Capital Assistance Agreement and any other Assistance Documents; provided, however, that in any event no vote shall be cast, and no
           --------  -------
consent shall be given or action taken, which would have the effect of impairing the position or interest of the Corporation with respect to the Pledged Collateral pledged by such Pledgor which would authorize or effect (i) any action prohibited under the terms of any Assistance Document,
(ii) any change in the authorized number of shares, the stated capital or the authorized capital of the Assuming Institution or the issuance of any additional shares of stock of the Assuming Institution, or (iii) the alteration of the voting rights with respect to the stock of the Assuming Institution.

               (b) Upon the occurrence, and during the continuance, of any Event of Default:

                     (i) the Corporation shall have the right following prior written notice to any Pledgor to vote the Pledged Collateral pledged by such Pledgor or to give shareholder consent in respect of the Pledged Collateral pledged by such Pledgor (including without limitation, the right to vote such Pledged Collateral to elect a new board of directors of the Assuming Institution) and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral pledged by such Pledgor as if the Corporation were the absolute owner thereof (and each such Pledgor hereby irrevocably appoints the Corporation its proxy and attorney-in-fact with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor); and

                     (ii) any or all of the Pledged Collateral held by the Corporation hereunder may, at the option of the Corporation, be registered in the name of the Corporation or its nominee.

               (c) Notwithstanding any provision contained herein, the Corporation shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible to any Pledgor or any other person for any failure to do so or delay in doing so.

          9.   Corporation's Remedies.
               ----------------------

     Should the Pledgors not cure an Event of Default, the Corporation shall have, in addition to all rights and remedies specified elsewhere in this Agreement and all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statutes or rules, the following rights and remedies:

               (a) Any item of the Pledged Collateral of any Pledgor may be sold for cash or other value in any number of lots at brokers' board, public auction or private sale without demand, advertisement or notice (excepting only that the Corporation shall give such Pledgor five (5) days' prior written notice of the time and place of any public sale or the time after which a private sale may take place, which notice each Pledgor and the Corporation hereby agree to be reasonable) and such other demands, advertisements, or notices as may be required by applicable law. At any sale or sales of the Pledged Collateral (except a private sale) the Corporation or any Person acting on its behalf or its assigns may bid for and purchase the whole or any part of the Pledged Collateral so sold and upon compliance with the terms of such sale may hold and dispose of such Pledged Collateral without further accountability to the Pledgor, except for the proceeds of such sale or sales.

               (b) The proceeds of all sales and collections, and any other amounts (including any cash contained in the Pledged Collateral) the application of which is not otherwise provided for herein, shall be applied (i) first, to the payment of the costs, expenses and disbursements incurred in connection with such sale or sales and collections, including reasonable attorneys' fees and any other amounts then due to the Corporation; (ii) second, to the payment of accrued and unpaid interest on the Promissory Note comprising the Secured Obligations; (iii) third, to the payment of the principal amount of the Promissory Note comprising the Secured Obligations; and (iv) fourth, to the payment of any other amount of the Secured Obligations. Any excess of proceeds which exists after such disposition shall, subject to the rights of any junior lienholders, be paid over to the Pledgors.

          10.  Notice.
               ------

     Any notice, request, demand, consent, approval or other communication to any party hereto shall be effective when received and shall be given in writing, and delivered in person against receipt therefor,, or sent by certified mail, postage prepaid, or courier service at its address set forth below or at such other address as it shall hereafter furnish in writing to the others. All such notices and other communications shall be deemed given on the date received by the addressee.

Secured Party                        Pledgors
-------------                        --------
Resolution Trust Corporation         See Schedule 1
801 17th Street, N.W.
Washington, D.C. 20549

Attention:      Vice President
                Department of Resolutions

with a
copy to:        General Counsel

          11.  No Waiver; Cumulative Remedies.
               ------------------------------

     No failure to exercise, and no delay in exercising, on the part of the Corporation, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Each Pledgor waives any right to require the Corporation to proceed against any Person or to exhaust any other collateral or security for the Secured Obligations or to pursue any remedy in the Corporation's power.

          12.  Indemnity, Expenses and Liability.
               ---------------------------------

               (a) The Pledgors jointly and severally agree to indemnify the Corporation from and against any and all claims, losses, costs, expenses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Corporation's gross negligence or willful misconduct.

               (b) The Pledgors jointly and severally agree upon demand to pay to the Corporation the amount of any and all losses, costs, liabilities and expenses (including, without limitation, the reasonable fees and disbursements of its counsel and of any experts and agents) which the Corporation may incur in connection with (i) the perfection and protection of the security interest granted or purported to be granted hereby, (ii) the exercise or enforcement of any of the rights or remedies of the Corporation hereunder, including in any out-of-court workout or in any bankruptcy case, and (iii) the preservation of or realization upon the Pledged Collateral, including without limitation losses, costs, liabilities and expenses sustained by the Corporation as a result of any failure by any Pledgor to perform or observe its obligations contained in this Agreement.

         13.   Assignment.
               ----------

     All rights, powers and remedies of the Corporation under this Agreement shall inure to the benefit of its respective successors and assigns, and all obligations of each Pledgor hereunder shall bind such Pledgor's heirs, personal representatives, successors and assigns.

          14.  Severability.
               ------------

     Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

          15.  Governing Law.
               -------------

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, AND IN THE ABSENCE OF CONTROLLING FEDERAL LAW, IN ACCORDANCE WITH THE LAWS OF THE STATE SPECIFIED IN THE PURCHASE AND ASSUMPTION AGREEMENT.

          16.  Termination.
               -----------

     Upon payment in full of all amounts of principal, interest, expenses and all other liquidated amounts payable with respect to the Secured Obligations, and satisfaction of all other then known Secured Obligations, this Agreement shall terminate (except to the extent explicitly provided for otherwise herein) and the Corporation shall redeliver to each Pledgor any of the Pledged Collateral of such Pledgor in the Corporation's possession and shall execute and deliver to such Pledgor such documents as shall be necessary to evidence termination of the security interests granted to the Corporation hereunder; provided, however, that if at such time there shall exist, in the reasonable
--------  -------
opinion of the Corporation, an unsatisfied Secured Obligation which is contingent or unliquidated as to amount, this Agreement shall not terminate, and the Corporation shall not be obligated to redeliver to any Pledgor any of the Pledged Collateral of such Pledgor in the Corporation's possession and shall not be obligated to execute and deliver any release documents, until such contingent or unliquidated Secured Obligation is liquidated by agreement between the Corporation and each such Pledgor and is paid in full, or is adequately secured by cash collateral.

          17.  Entire Agreement; Amendments.
               ----------------------------

     This Agreement and the other Assistance Documents constitute the entire agreement between the parties with respect to the matters set forth herein and therein. This Agreement may not be amended or supplemented except by a writing signed by the Corporation and each Pledgor.

          18.  Counterparts.
               ------------

     This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

          19.  Headings.
               --------

     The headings which are used in this Agreement are for the convenience of the parties only and shall not affect the meaning of any provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first above written.


                                      RESOLUTION TRUST CORPORATION

                                 By:  /s/ [SIGNATURE ILLEGIBLE]
                                     -------------------------------------
                                 Its: Director Office Major Resolutions
                                     -------------------------------------


                                      PLEDGORS:

                                      ------------------------------------

                                      /s/ LAWRENCE J. GRILL
                                      ------------------------------------
                                      PAN AMERICAN FINANCIAL, INC.

                                      ------------------------------------

                                      ------------------------------------

                                      ------------------------------------

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